EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification
                                   GPT ARM 9-2
                                      ARM3


--------------------------------------------------------------------------------
Pool Summary                              COUNT                  UPB          %
--------------------------------------------------------------------------------
Conforming                                   65    $   11,969,200.00     40.99%
Non-Conforming                               35        17,230,691.00     59.01
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Data as of Date: 2003-10-01
AVG UPB: $291,998.91
GROSS WAC: 5.0907%
NET WAC: 4.716%
% IO's: 82.82%
% SF/PUD: 81.84%
% FULL/ALT: 24.63%
% CASHOUT: 24.09%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 75.40%
% FICO > 679: 82.68%
% NO FICO: 0.66%
WA FICO: 721
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 18.05%
CALIFORNIA %: 46.85%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                              COUNT                  UPB          %
--------------------------------------------------------------------------------
3/ 6 MONTH LIBOR                            100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                          COUNT                  UPB          %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                      7    $      635,850.00      2.18%
$100,000.01 - $150,000.00                    12         1,501,500.00      5.14
$150,000.01 - $200,000.00                    24         4,031,700.00     13.81
$200,000.01 - $250,000.00                     8         1,857,000.00      6.36
$250,000.01 - $300,000.00                    11         2,994,750.00     10.26
$300,000.01 - $350,000.00                    10         3,282,000.00     11.24
$350,000.01 - $400,000.00                     7         2,606,100.00      8.93
$400,000.01 - $450,000.00                     6         2,538,391.00      8.69
$450,000.01 - $500,000.00                     5         2,410,500.00      8.26
$550,000.01 - $600,000.00                     1           559,200.00      1.92
$600,000.01 - $650,000.00                     4         2,547,200.00      8.72
$650,000.01 - $700,000.00                     1           690,000.00      2.36
$750,000.01 - $800,000.00                     1           791,700.00      2.71
$850,000.01 - $900,000.00                     1           864,000.00      2.96
$900,000.01 - $950,000.00                     1           922,000.00      3.16
$950,000.01 - $1,000,000.00                   1           968,000.00      3.32
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: $76,000.00
Maximum: $968,000.00
Average: $291,998.91
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                  UPB          %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00                      7    $      635,850.00      2.18%
$100,000.01 - $150,000.00                    12         1,501,500.00      5.14
$150,000.01 - $200,000.00                    24         4,031,700.00     13.81
$200,000.01 - $250,000.00                     8         1,857,000.00      6.36
$250,000.01 - $300,000.00                    11         2,994,750.00     10.26
$300,000.01 - $350,000.00                    10         3,282,000.00     11.24
$350,000.01 - $400,000.00                     7         2,606,100.00      8.93
$400,000.01 - $450,000.00                     6         2,538,391.00      8.69
$450,000.01 - $500,000.00                     5         2,410,500.00      8.26
$550,000.01 - $600,000.00                     1           559,200.00      1.92
$600,000.01 - $650,000.00                     4         2,547,200.00      8.72
$650,000.01 - $700,000.00                     1           690,000.00      2.36
$750,000.01 - $800,000.00                     1           791,700.00      2.71
$850,000.01 - $900,000.00                     1           864,000.00      2.96
$900,000.01 - $950,000.00                     1           922,000.00      3.16
$950,000.01 - $1,000,000.00                   1           968,000.00      3.32
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: $76,000.00
Maximum: $968,000.00
Average: $291,998.91
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                COUNT                  UPB          %
--------------------------------------------------------------------------------
4.001% - 4.250%                               1    $      160,800.00      0.55%
4.251% - 4.500%                               2           496,500.00      1.70
4.501% - 4.750%                              17         4,643,600.00     15.90
4.751% - 5.000%                              32         9,374,591.00     32.10
5.001% - 5.250%                              21         7,552,950.00     25.87
5.251% - 5.500%                              15         4,132,200.00     14.15
5.501% - 5.750%                              10         2,360,500.00      8.08
5.751% - 6.000%                               2           478,750.00      1.64
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 4.250%
Maximum: 6.000%
Weighted Average: 5.091%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net rate                                  COUNT                  UPB          %
--------------------------------------------------------------------------------
3.751% - 4.000%                               1    $      160,800.00      0.55%
4.001% - 4.250%                               8         2,077,150.00      7.11
4.251% - 4.500%                              32         9,756,291.00     33.41
4.501% - 4.750%                              23         6,993,050.00     23.95
4.751% - 5.000%                              18         5,008,150.00     17.15
5.001% - 5.250%                              12         4,087,300.00     14.00
5.251% - 5.500%                               5           768,400.00      2.63
5.501% - 5.750%                               1           348,750.00      1.19
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 3.875%
Maximum: 5.625%
Weighted Average: 4.716%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                  UPB          %
--------------------------------------------------------------------------------
360 - 360                                   100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2003 09:59                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                  GPT ARM 9-2
                                      ARM3


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                  UPB          %
--------------------------------------------------------------------------------
301 - 359                                   100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 356
Maximum: 359
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                 COUNT                  UPB          %
--------------------------------------------------------------------------------
1 - 1                                        58    $   16,738,400.00     57.32%
2 - 2                                        33        10,385,491.00     35.57
3 - 3                                         8         1,980,000.00      6.78
4 - 4                                         1            96,000.00      0.33
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 1
Maximum: 4
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                               COUNT                  UPB          %
--------------------------------------------------------------------------------
Interest In Arrears                          17    $    5,016,650.00     17.18%
Interest Only                                83        24,183,241.00     82.82
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Margin                              COUNT                  UPB          %
--------------------------------------------------------------------------------
2.001% - 2.250%                              97    $   28,263,591.00     96.79%
2.501% - 2.750%                               3           936,300.00      3.21
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.266%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Initial Rate Cap                          COUNT                  UPB          %
--------------------------------------------------------------------------------
5.000%                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 5.000%
Weighted Average: 5.000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Periodic Rate Cap                         COUNT                  UPB          %
--------------------------------------------------------------------------------
2.000%                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 2.000%
Maximum: 2.000%
Weighted Average: 2.000%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Minimum Rate                              COUNT                  UPB          %
--------------------------------------------------------------------------------
2.000% - 2.999%                             100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 2.250%
Maximum: 2.750%
Weighted Average: 2.266%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Maximum Rate                              COUNT                  UPB          %
--------------------------------------------------------------------------------
10.000% - 10.999%                            41    $   11,994,241.00     41.08%
11.000% - 11.999%                            58        16,856,900.00     57.73
12.000% - 12.999%                             1           348,750.00      1.19
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 10.250%
Maximum: 12.000%
Weighted Average: 11.091%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Life Cap                                  COUNT                  UPB          %
--------------------------------------------------------------------------------
6.000                                       100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Rate Reset Date                     COUNT                  UPB          %
--------------------------------------------------------------------------------
2006-06-01                                    1    $       96,000.00      0.33%
2006-07-01                                    8         1,980,000.00      6.78
2006-08-01                                   34        10,665,491.00     36.53
2006-09-01                                   57        16,458,400.00     56.36
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 20060601
Maximum: 20060901
Weighted Average: 20060816
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Next Rate Reset Date                      COUNT                  UPB          %
--------------------------------------------------------------------------------
2006-06-01                                    1    $       96,000.00      0.33%
2006-07-01                                    8         1,980,000.00      6.78
2006-08-01                                   34        10,665,491.00     36.53
2006-09-01                                   57        16,458,400.00     56.36
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 20060601
Maximum: 20060901
Weighted Average: 20060816
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Rate Adjustment Period              COUNT                  UPB          %
--------------------------------------------------------------------------------
32                                            1    $       96,000.00      0.33%
33                                            8         1,980,000.00      6.78
34                                           34        10,665,491.00     36.53
35                                           57        16,458,400.00     56.36
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 32
Maximum: 35
Weighted Average: 34
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2003 09:59                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                  GPT ARM 9-2
                                      ARM3


--------------------------------------------------------------------------------
Rate Freq                                 COUNT                  UPB          %
--------------------------------------------------------------------------------
6                                           100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                               COUNT                  UPB          %
--------------------------------------------------------------------------------
0 - 0                                         1    $      191,550.00      0.66%
640 - 649                                     1           116,000.00      0.40
650 - 659                                     3           536,000.00      1.84
660 - 669                                     3           499,100.00      1.71
670 - 679                                     9         3,714,100.00     12.72
680 - 689                                    14         3,615,600.00     12.38
690 - 699                                     6         2,227,800.00      7.63
700 - 709                                     7         1,537,900.00      5.27
710 - 719                                    12         2,513,850.00      8.61
720 - 729                                     7         1,919,050.00      6.57
730 - 739                                    12         3,595,850.00     12.31
740 - 749                                     3           890,400.00      3.05
750 - 759                                     7         2,452,341.00      8.40
760 - 769                                     4         1,687,700.00      5.78
770 - 779                                     7         2,105,050.00      7.21
780 - 789                                     2           678,400.00      2.32
790 - 799                                     2           919,200.00      3.15
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 796
Weighted Average: 721
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT                  UPB          %
--------------------------------------------------------------------------------
30.01% - 35.00%                               1    $      175,000.00      0.60%
45.01% - 50.00%                               2           780,000.00      2.67
50.01% - 55.00%                               2           812,500.00      2.78
60.01% - 65.00%                               4         1,394,700.00      4.78
65.01% - 70.00%                               5         2,222,300.00      7.61
70.01% - 75.00%                              10         3,815,050.00     13.07
75.01% - 80.00%                              76        20,000,341.00     68.49
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 35.00%
Maximum: 80.00%
Weighted Average: 75.40%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value                    COUNT                  UPB          %
--------------------------------------------------------------------------------
30.01% - 35.00%                               1    $      175,000.00      0.60%
45.01% - 50.00%                               1           130,000.00      0.45
50.01% - 55.00%                               2           812,500.00      2.78
55.01% - 60.00%                               1           650,000.00      2.23
60.01% - 65.00%                               1           250,000.00      0.86
65.01% - 70.00%                               2           467,300.00      1.60
70.01% - 75.00%                               6         2,923,750.00     10.01
75.01% - 80.00%                              27         8,730,891.00     29.90
80.01% - 85.00%                               1           106,000.00      0.36
85.01% - 90.00%                              18         5,508,250.00     18.86
90.01% - 95.00%                              20         4,434,100.00     15.19
95.01% - 100.00%                             20         5,012,100.00     17.16
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 35.00%
Maximum: 100.00%
Weighted Average: 84.50%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                       COUNT                  UPB          %
--------------------------------------------------------------------------------
5.01% - 10.00%                                1    $      650,000.00      2.23%
10.01% - 15.00%                               2           503,200.00      1.72
15.01% - 20.00%                               4           781,600.00      2.68
20.01% - 25.00%                              13         3,439,500.00     11.78
25.01% - 30.00%                              12         3,074,550.00     10.53
30.01% - 35.00%                              27         7,359,241.00     25.20
35.01% - 40.00%                              29         8,607,700.00     29.48
40.01% - 45.00%                               7         2,540,300.00      8.70
45.01% - 50.00%                               2           371,600.00      1.27
50.01% - 55.00%                               2         1,481,700.00      5.07
55.01% - 60.00%                               1           390,500.00      1.34
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Minimum: 5.83%
Maximum: 56.06%
Weighted Average: 33.33%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                  COUNT                  UPB          %
--------------------------------------------------------------------------------
Arizona                                       1    $      384,000.00      1.32%
California                                   36        13,679,541.00     46.85
Colorado                                      9         2,308,750.00      7.91
Florida                                       8         2,447,300.00      8.38
Georgia                                       9         2,241,200.00      7.68
Idaho                                         2           270,300.00      0.93
Illinois                                      1           176,000.00      0.60
Maryland                                      2           255,650.00      0.88
Massachusetts                                 4         1,263,600.00      4.33
Minnesota                                     1           191,550.00      0.66
New Jersey                                    2         1,150,000.00      3.94
New York                                      1           650,000.00      2.23
North Carolina                                3           511,750.00      1.75
Ohio                                          2           397,800.00      1.36
Oregon                                        4           506,800.00      1.74
Pennsylvania                                  1            95,700.00      0.33
South Carolina                                1           128,800.00      0.44
Tennessee                                     5         1,036,700.00      3.55
Utah                                          4           528,050.00      1.81
Washington                                    4           976,400.00      3.34
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2003 09:59                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification
                                   GPT ARM 9-2
                                      ARM3


--------------------------------------------------------------------------------
North-South CA                            COUNT                  UPB          %
--------------------------------------------------------------------------------
North CA                                     25    $    9,707,850.00     33.25%
South CA                                     11         3,971,691.00     13.60
States Not CA                                64        15,520,350.00     53.15
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                    COUNT                  UPB          %
--------------------------------------------------------------------------------
30327                                         1    $      968,000.00      3.32%
94122                                         1           922,000.00      3.16
94598                                         1           864,000.00      2.96
95070                                         1           791,700.00      2.71
94611                                         2           748,000.00      2.56
Other                                        94        24,906,191.00     85.30
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                              COUNT                  UPB          %
--------------------------------------------------------------------------------
Purchase                                     47    $   14,069,841.00     48.18%
Rate & Term Refi                             29         8,094,700.00     27.72
Cash Out Refi                                24         7,035,350.00     24.09
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                             COUNT                  UPB          %
--------------------------------------------------------------------------------
No Income Verified                           72    $   22,008,050.00     75.37%
Full                                         28         7,191,841.00     24.63
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                             COUNT                  UPB          %
--------------------------------------------------------------------------------
Single Family                                60    $   17,413,600.00     59.64%
Pud Detached                                 18         4,771,241.00     16.34
Low Rise Condo (2-4 floors)                  10         2,480,600.00      8.50
High Rise Condo (gt 8 floors)                 4         1,650,400.00      5.65
Two Family                                    2         1,172,000.00      4.01
Single Family Attached                        3         1,096,250.00      3.75
Pud Attached                                  3           615,800.00      2.11
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                 COUNT                  UPB          %
--------------------------------------------------------------------------------
Owner Occupied                               93    $   27,680,191.00     94.80%
Investor Occupied                             7         1,519,700.00      5.20
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                              COUNT                  UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                          100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty                        COUNT                  UPB          %
--------------------------------------------------------------------------------
0                                           100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
wa Term: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty Indicator              COUNT                  UPB          %
--------------------------------------------------------------------------------
No Prepay Penalty                            84    $   23,928,491.00     81.95%
Prepay Penalty                               16         5,271,400.00     18.05
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                  UPB          %
--------------------------------------------------------------------------------
LTV <=80                                    100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                             COUNT                  UPB          %
--------------------------------------------------------------------------------
1                                           100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------
Total:                                      100    $   29,199,891.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Sep 2, 2003 09:59                    Page 4 of 4